IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT STRATEGY AND INVESTMENT POLICY
NUVEEN ESG LARGE‑CAP GROWTH ETF
SUPPLEMENT DATED APRIL 30, 2025
TO THE PROSPECTUS DATED FEBRUARY 28, 2025
The Board of Trustees of Nushares ETF Trust has approved a change to the Nuveen ESG Large‑Cap Growth ETF’s (the “Fund”) diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Fund will continue to track its benchmark index even if the Fund becomes non‑diversified under the 1940 Act as a result of a change in the relative market capitalization or index weighting of one or more constituents of the index. Non‑diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund.
Shareholder approval will not be sought if the Fund crosses from diversified to non‑diversified status under such circumstances.
***

1.	The following language is added to the end of the section entitled “Principal Investment Strategies” in the “Fund Summaries” section for the Fund:
The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund tracks the investment results of the Index and may become non‑diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more Index constituents.

2.	The following risk is added after “Market Trading Risks” in the section entitled “Principal Risks” in the “Fund Summaries” section for the Fund:
Non‑Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund tracks the investment results of the Index and may become non‑diversified under the 1940 Act, without Fund shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more Index constituents. A non‑diversified fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. Poor performance by any one of these issuers would adversely affect a non‑diversified fund to a greater extent than a more broadly diversified fund.

3.	The following risk is added after “Mid‑cap company risks” in the section entitled “Risks” in the “Additional Detail About the Funds’ Strategies, Holdings and Risks” section for the Fund:
Non‑diversification risk (NULG only): While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund tracks the investment results of its Index and may become non-

diversified under the 1940 Act, without Fund shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more Index constituents. A non‑diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of a non‑diversified fund’s assets may be invested in the securities of a limited number of issuers, such fund’s portfolio and, therefore, performance may be more susceptible to any single economic, business (either globally or with respect to a particular company or companies), political or regulatory occurrence affecting an issuer than the portfolio of a diversified fund. Poor performance by any one of these issuers would adversely affect a non‑diversified fund to a greater extent than a more broadly diversified fund and may lead to greater fluctuations in the non‑diversified fund’s share price relative to that of a comparable diversified fund.
PLEASE KEEP THIS WITH YOUR FUND’S PROSPECTUS
FOR FUTURE REFERENCE
NGN‑NULGPRO‑0425P

IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT POLICY

NUVEEN ESG LARGE-CAP GROWTH ETF

SUPPLEMENT DATED APRIL 30, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2025

The Board of Trustees of Nushares ETF Trust has approved a change to the Nuveen ESG Large-Cap Growth ETF’s (the “Fund”) diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Fund will continue to track its benchmark index even if the Fund becomes non-diversified under the 1940 Act as a result of a change in the relative market capitalization or index weighting of one or more constituents of the index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund.

Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.

***

1.	The following language is added after the first sentence in the first paragraph under the section entitled “General Information” for the Fund:

However, the Nuveen ESG Large-Cap Growth ETF may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index.

2.	The following language replaces Restriction #3 under the section entitled “Investment Restrictions” in the Fund’s SAI:

(3) With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that the Nuveen ESG Large-Cap Growth ETF may purchase securities of an issuer in excess of these diversification limits as may be necessary to approximate the composition of its benchmark index.

PLEASE KEEP THIS WITH YOUR FUND’S

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

NGN-NULGSAI-0425P